UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Keurig Dr Pepper Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903

Keurig Dr Pepper Inc.

Annual Meeting of Stockholders

Tuesday, June 16, 2026 11:30 AM, Eastern Time

Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/KDP for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/KDP

For a convenient way to view proxy materials, VOTE, and attend the meeting go to www.proxydocs.com/KDP

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

If you want to receive a paper or e-mail copy of the proxy materials for this and/or future stockholder meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 5, 2026. Unless requested, you will not otherwise receive a paper or email copy.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 16, 2026 For Stockholders of record as of April 20, 2026

To order a paper or e-mail copy of the proxy materials for this and/or future stockholder meetings, use one of the following methods.

Internet:

www.investorelections.com/KDP

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting proxy materials by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting proxy materials.

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

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Keurig Dr Pepper Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

   FOR EACH OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4

PROPOSAL

1.	To elect the nine director nominees named below to hold office for a one-year term and until their respective successors shall have been duly elected and qualified:

1.01 Timothy Cofer

1.02 Oray Boston

1.03 Brian Driscoll

1.04 Juliette Hickman

1.05 William Newlands

1.06 Pamela Patsley

1.07 Debra Sandler

1.08 Michael Van de Ven

1.09 Lawson Whiting

2.	To approve, on an advisory basis, Keurig Dr Pepper Inc.’s executive compensation.

3.	To ratify the appointment of Deloitte & Touche LLP as Keurig Dr Pepper Inc.’s independent registered public accounting firm for fiscal year 2026.

4.	To approve the Keurig Dr Pepper Inc. Omnibus Stock Incentive Plan of 2026.

Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof.